INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES
1
1
. INCOME TAXES
To calculate the interim tax provision, at the end of each interim period the Company estimates the annual effective tax rate and applies that to its ordinary quarterly earnings. The effect of changes in the enacted tax laws or rates is recognized in the interim period in which the change occurs. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and judgments including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in foreign jurisdictions, permanent differences between book and tax amounts, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained, or the tax environment changes.
Income tax expense was immaterial for the three and nine months ended September 30, 2021 and 2020.

13. Income Taxes (As Restated)
A provision (benefit) for income taxes of $(1.0) million, $0.2 million and ($2.0) million has been recognized for the years ended December 31, 2020, 2019 and 2018, respectively, related primarily to changes in indefinite-lived intangible and goodwill deferred tax liabilities.
The components of the provision for income taxes for the years ended December 31, 2020, 2019 and 2018 consisted of the following:

	Years Ended December 31,
	2020	2019	2018
Current tax provision
Federal	$36	$—	$—
State	1	1	1

Total current tax provision	37	1	1

Deferred tax provision
Federal	(492)	43	(1,963)
State	(571)	107	(40)

Total deferred tax provisio n	(1,063)	150	(2,003)

Total income tax provision (benefit)	$(1,026)	$151	$(2,002)

The reconciliation of taxes at the federal statutory rate to our provision for income taxes for the years ended December 31, 2020, 2019 and 2018 was as follows:

	Years Ended December 31,
	2020 (As Restated)	2019	2018
Tax at statutory federal rate	$(78,098)	$(18,586)	$(13,922)
State tax, net of federal benefit	(14,052)	(4,649)	(2,419)
Stock-based compensation	(7,652)	556	161
Section 162(m) limitation	1,834	—	—
Research and development credits, net of uncertain tax positio n	(14,945)	(5,915)	—
Warrant revaluation	(2,824)	—	—
Other	408	915	1
Change in valuation allowance	114,303	27,830	14,177

Total income tax provision (benefit)	$(1,026)	$151	$(2,002)

Deferred tax assets and liabilities as of December 31, 2020 and 2019 consisted of the following:

	As of December 31,
	2020	2019
Deferred tax assets:
Federal and state income tax credit s	$21,279	$6,334
Net operating loss carryforward	132,471	41,444
Start-up costs capitalized	1,490	1,157
Stock-based compensation	8,260	1,816
Tenant allowance	—	3,075
Finance lease liability	3,718	—
Property and equipment, net	4,069	—
Accrued expenses and other	—	104

Total deferred tax assets	171,287	53,930
Valuation allowance	(162,496)	(47,672)

Deferred tax assets, net of valuation allowance	8,791	6,258
Deferred tax liabilities:
Intangible assets	(1,020)	(3,277)
Finance lease asset	(7,786)	—
Property and equipment	—	(4,053)
Other	7	—

Total deferred tax liabilities	(8,799)	(7,330)

Deferred tax liabilities, net	$(8)	$(1,072)

In accordance with ASC
740-10,
the deferred tax assets are reduced by a valuation allowance if it is not more likely than not that some portion or all the deferred tax assets will be realized. The realization of deferred tax assets can be affected by, among other things, the nature, frequency, and severity of current and cumulative losses, forecasts of future profitability, the length of statutory carryforward periods, the Company’s experience with utilizing operating losses and tax credit carryforwards by jurisdiction, and tax planning alternatives that may be available.
The Company performed an analysis of the reversal of the deferred tax liabilities, and then considered the overall business environment, and the outlook for future years. The Company determined that it is not more likely than not that the benefit from deferred tax assets net of the reversal of certain deferred tax liabilities will be realized. Accordingly, the Company recorded valuation allowances of $162.5 million, $47.7 million and $19.8 million at December 31, 2020, 2019 and 2018, respectively. The increase in the valuation allowance for the years ended December 31, 2020 and 2019 was primarily due to increase in net operating loss carryforwards and R&D credits.
At December 31, 2020, the Company had federal net operating loss carryforwards of $11.0 million that begin to expire in 2037 and $518.0 million that have an indefinite carryforward period. The Company has combined state net operating loss carryforwards of $546.8 million at December 31, 2020, that begin to expire in 2037. The Company conducted a change in ownership study as of December 31, 2020, and determined that net operating losses and credits will not expire due to ownership change rules under the Internal Revenue Code Sections 382 and 383. The Company had federal and state tax credits of $19.1 million and $11.4 million, respectively, at December 31, 2020, which if unused will begin to expire in 2037 for federal and 2031 for state tax purposes.
The following table reflect changes in the unrecognized tax benefits:

	Years Ended December 31,
	2020	2019	2018
Gross amount of unrecognized tax benefits as of the beginning of the year	$432	$140	$140
Additions based on tax positions related to the current year	5,622	292	—
Additions based on tax position from prior years	1,338	—	—

Gross amount of unrecognized tax benefits as of the end of the year	$7,392	$432	$140

ASC Topic 740 provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not
that the position will be sustained in a court of last resort, based on the technical merits. If more-likely-than-not,
the amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination, including compromise settlements. For tax positions not meeting the more-likely-than-not
threshold, no tax benefit is recorded.
As of December 31, 2020, 2019, and 2018, the Company had $7.4 million, $0.4 million, and $0.1 million, respectively, of gross unrecognized tax benefits, related to research and experimental tax credits. The Company does not expect a significant change to the amount of unrecognized tax benefits to occur within the next 12 months.
The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties at December 31, 2020 or 2019, and has not recognized interest or penalties during the years ended December 31, 2020, 2019, and 2018, since there was no reduction in income taxes paid due to uncertain tax positions.
The Company files income tax returns in the United States, Arizona, California, Michigan, Tennessee and Utah. As of December 31, 2020, the earliest year subject to examination is 2017 for federal and state tax purposes. In addition, due to the Company’s tax attribute carryforwards, tax authorities will continue to have the ability to adjust loss and tax credit carryforwards even after the statute expires on the year in which the attributes were originally claimed.